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EXHIBIT 10.46



              AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AGREEMENT
        DATED AS OF JUNE 16, 2008, BY AND AMONG INGEN TECHNOLOGIES, INC.,
                    AJW PARTNERS, LLC, NEW MILLENNIUM CAPITAL
                   PARTNERS II, LLC AND AJW MASTER FUND, LTD.

         THIS AMENDMENT No. 1, dated as of September 5, 2008, by and among Ingen Technologies, Inc., AJW Partners, LLC, New Millennium Capital Partners II, LLC and AJW Master Fund, Ltd. amends the Securities Purchase Agreement dated as of June 16, 2008 among the parties hereto (the "SECURITIES PURCHASE AGREEMENT"). All the terms of the Securities Purchase Agreement are incorporated herein by reference, except as otherwise stated herein. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Securities Purchase Agreement, the Buyers purchased and the Company issued Notes in the aggregate principal amount of Two Hundred Thousand Dollars ($200,000) through the date hereof; and

         WHEREAS, the Company and the Buyers desire to amend certain provisions of the Securities Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         1. Recital A of the Securities Purchase Agreement hereby is amended and replaced in its entirety with the following:

         Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) 6% convertible notes of the Company, in the form attached hereto as EXHIBIT "A", in the aggregate principal amount of up to Five Hundred Thousand Dollars ($500,000) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "NOTES"), convertible into shares of common stock, no par value per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in such Notes and (ii) warrants, in the form attached hereto as EXHIBIT "B", to purchase Twenty Million (20,000,000) shares of Common Stock (the "WARRANTS").

         2. Section 1(a) of the Securities Purchase Agreement hereby is amended and replaced in its entirety with the following:

         PURCHASE OF NOTES AND WARRANTS. On the Closing Date (as defined below), the Company shall issue and sell to each Buyer and each Buyer severally

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         agrees to purchase from the Company such principal amount of Notes and number of Warrants as is set forth immediately below such Buyer's name on the signature pages hereto, which, together with the subsequent closings provided in Section 1(d) below, may aggregate up to Five Hundred Thousand Dollars ($500,000) principal amount of Notes and Warrants to purchase an aggregate of Twenty Million (20,000,000) shares of Common Stock.

         3. Section 1(d) of the Securities Purchase Agreement hereby is amended and replaced in its entirety with the following:

         SUBSEQUENT CLOSINGS. On such dates as shall be mutually agreed upon by the Company and the Buyers (each, a "Funding Date"), the Company shall issue and sell to the Buyers and the Buyers shall purchase from the Company additional Notes in such principal amounts as shall be mutually agreed upon. On each Funding Date, the Buyers will transfer the appropriate Purchase Price by wire transfer of immediately available funds to the Company. In addition, on each Funding Date, an authorized officer of the Company shall deliver to the Buyers a closing certificate in form and substance satisfactory to the Buyers.

         4. Except as expressly set forth herein, the Securities Purchase Agreement shall remain in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]











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         IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Amendment to be duly executed as of the date first above written.




INGEN TECHNOLOGIES, INC.

/s/ Scott R. Sand
--------------------------------
Scott R. Sand
Chief Executive Officer



AJW PARTNERS, LLC
By: SMS Group, LLC

/s/ Corey S. Ribotsky
--------------------------------
Corey S. Ribotsky
Manager



NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  First Street Manager II, LLC

/s/ Corey S. Ribotsky
------------------------------------
Corey S. Ribotsky
Manager



AJW MASTER FUND, LTD.
By:  First Street Manager II, LLC

/s/ Corey S. Ribotsky
--------------------------------------
Corey S. Ribotsky
Manager